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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):


                                  JUNE 15, 2001


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                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


              0-18929                                   75-2349915
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      (Commission File Number)               (IRS Employer Identification No.)

         690 EAST LAMAR BLVD.
              SUITE 200
           ARLINGTON, TEXAS                                76011
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (817) 265-4113
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         On June 15, 2001, the Registrant issued a press release announcing updated guidance regarding its projected financial results for fiscal year 2001.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7. EXHIBITS.

         Exhibit 99  Press Release, dated June 15, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TANDY BRANDS ACCESSORIES, INC.


                                         By: /s/ J.S.B. Jenkins
                                             ---------------------------------
                                             J.S.B. Jenkins, President and
                                             Chief Executive Officer

                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
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  99           Press Release, dated June 15, 2001.